Exhibit 99.1

Q3 2015 Investor Presentation 1

Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements contain words such as “anticipate,” “believe,” “can,” “would,” “should,” “could,” “may,” “predict,” “seek,” “potential,” “will,” “estimate,” “target,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “intend” or similar expressions that relate to the Company’s strategy, plans or intentions. Forward-looking statements involve certain important risks, uncertainties and other factors, any of which could cause actual results to differ materially from those in such statements. Such factors include, without limitation, the “Risk Factors” referenced in our most recent Form 10-K filed with the Securities and Exchange Commission (SEC), other risks and uncertainties listed from time to time in our reports and documents filed with the SEC, and the following additional factors: ability to execute our business strategy; business and economic conditions; economic, market, operational, liquidity, credit and interest rate risks associated with the Company’s business; effects of any changes in trade, monetary and fiscal policies and laws; changes imposed by regulatory agencies to increase capital standards; effects of inflation, as well as, interest rate, securities market and monetary supply fluctuations; changes in consumer spending, borrowings and savings habits; the Company’s ability to identify potential candidates for, consummate, integrate and realize operating efficiencies from, acquisitions; the Company's ability to successfully convert core operating systems, at the estimated cost, without significant business interruption and to realize the anticipated benefits; the Company’s ability to achieve organic loan and deposit growth and the composition of such growth; changes in sources and uses of funds; increased competition in the financial services industry; the effect of changes in accounting policies and practices; the share price of the Company’s stock; the Company's ability to realize deferred tax assets or the need for a valuation allowance; continued consolidation in the financial services industry; ability to maintain or increase market share and control expenses; costs and effects of changes in laws and regulations and of other legal and regulatory developments; technological changes; the timely development and acceptance of new products and services; the Company’s continued ability to attract and maintain qualified personnel; ability to implement and/or improve operational management and other internal risk controls and processes and its reporting system and procedures; regulatory limitations on dividends from the Company’s bank subsidiary; changes in estimates of future loan reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; widespread natural and other disasters, dislocations, political instability, acts of war or terrorist activities, cyberattacks or international hostilities; impact of reputational risk; and success at managing the risks involved in the foregoing items. The Company can give no assurance that any goal or plan or expectation set forth in forward-looking statements can be achieved and readers are cautioned not to place undue reliance on such statements. The forward-looking statements are made as of the date of this presentation, and the Company does not intend, and assumes no obligation, to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. Further Information This presentation should be read together with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and the related notes thereto included in our Form 10-K and quarterly reports. Non-GAAP Measures We consider the use of select non-GAAP financial measures and ratios to be useful for financial and operational decision making and useful in evaluating period-to-period comparisons. Please see the Appendix to this presentation and our Form 10-K and quarterly reports for a further description of our use of non-GAAP financial measures and a reconciliation of the differences from the most directly comparable GAAP financial measures. 2

Company Overview 3

A Foundation for Growth

Company Overview

- **Began banking operations in 2010/2011 with four acquisitions in 12 months (three failed banks)**
- **Created meaningful scale and market share in attractive markets of Colorado and Kansas City MSA**
- **Successful organic asset generation strategy with quality loan originations approaching $1.0 billion per year**
- **Maintaining excellent credit quality**
  - **YTD Non 310-30 loan charge-offs of just five basis points annualized**
- **Profitability emerging through the accounting "noise" on the path to 1% ROATA. Terminated FDIC loss-sharing agreements during Q4 2015**
- **Opportunistic manager of capital**
  - **Successfully repurchased 42% of shares ($440mm) since early 2013 at a weighted average price of $19.88**
  - **Disciplined acquirer with future opportunities**

NBHC 3Q15 Snapshot

Stock Price/52-Week Range	$23.17/$17.69-$23.55
TBV/Share (Current/With Excess Accretable Yield[2])	$18.31 / $19.42
Market Cap	$703mm
Assets	$4.8bn
Loans	$2.5bn
Deposits	$3.9bn
Banking Centers	97
YTD ROATA Reported/Adjusted[1]	0.11%/0.56%
Excess Capital (9% Tier 1 Leverage Ratio – Long-term target)	$100mm

Note: Market and share repurchase data through 6-Nov-15; financial information as of and for the quarter ended 30-Sept-15.

[1] See non-GAAP reconciliation in appendix.

[2] 3Q15 TBV / share + net present value (5% discount rate) of excess A-T accretable yield and FDIC indemnification asset yield / share. Excess A-T accretable yield defined as total accretable yield less 4.0% average loan yield on originations. This results in an additional $1.11 after-tax to our TBV. TBV also adjusted for the deferred tax liability related to tax deductible goodwill. Please refer to the appendix for a reconciliation of non-GAAP financial metrics.

4

National Bank Holdings CORPORATION

Investment Highlights Disciplined focus on building meaningful scale and market share in attractive markets Successfully rebuilding failed banks with organic growth strategy:   Strong loan growth momentum:  3Q 2015 originations of $254mm, increase of 25% over prior year. YTD originations of $728mm Originations of $869mm in FY 2014, $714mm in FY 2013 and $434mm in FY 2012   Replacing high-yielding purchased loans with originated loans Profitability emerging through the diminishing FDIC loss-share accounting “noise” and OREO/problem loan workout costs   YTD 2015 adjusted ROATA of 0.56%1 Goal of 1% ROATA Expertise in mergers and acquisitions with future opportunities        Single, scalable operating platform capable of handling future growth Attractive low-risk profile Demonstrated opportunistic manager of capital Experienced and respected management team and board of directors 5 1Please refer to the appendix for a reconciliation of non-GAAP financial measures.

GUIDE TO
COMMON SENSE BANKING

OUR PROMISE

BANK WITH COMMON SENSE

NBH Bank champions a new era of common sense banking by building relationships with local communities as the accountable, straight-shooting and insightful alternative to big box banking-as-usual.

HOW WE DELIVER ON OUR PROMISE

WE PUT PEOPLE FIRST	WE FOCUS ON NEEDS-BASED SOLUTIONS	WE VALUE SIMPLICITY	WE BELIEVE IN COMMUNITY BUILDING	WE DELIVER STRAIGHT TALK
Our people are our greatest asset. Our clients are at the heart of everything we do. Knowing our clients, their names, their visions, their dreams and realities.	Helping clients find the products and services they need rather than just the ones the bank wants to sell. Building long-term relationships to serve the total client.	Decisions made quickly and clearly with a local team and not a lot of rigmarole. Streamlined processes that champion innovation.	Acting with local insight into individuals and businesses. Giving back through financial education, workforce development and quality housing.	No jibber jabber or bank babble. No smoke and mirrors or passing the buck. Common sense conversations that add value.

WHO WE'RE HERE TO SERVE	**Big Box Bank Refugees:** Discontent, defiant and self-reliant, our clients are savvy enough to reject the sad state of banking today, and find the bank where they know they count. They may remember a time when banking was different or just instinctively know that they deserve better. They are determined to succeed, and know they will have a much better chance of doing so somewhere where they are not just a number.
HOW WE TALK	**WE'RE STRAIGHT-SHOOTING AND FRIENDLY WITH A TOUCH OF WIT.**
OUR CORE VALUES	■ INTEGRITY ■ TEAMWORK ■ MERITOCRACY ■ CITIZENSHIP ■

NBH Bank N.A.
Where common sense lives.®

Community Banks of Colorado | Bank Midwest | Hillcrest Bank

NBHC LEADERSHIP

Executive Team

Tim Laney
Chairman, President & Chief Executive Officer

Brian Lilly
CFO, Chief of M&A and Strategy

Zsolt Bessko
Chief Administrative Officer & General Counsel

Richard Newfield
Chief Risk Management Officer

Tom Metzger
Chief of Enterprise Technology & Integration
Market President, Bank Midwest & Hillcrest Bank

Banking

EVP, Consumer & Small Bus. Central Division
Commerce Bancshares
EVP, Commercial Central Division
UMB Bank
Director of Consumer Lending
Bank Midwest
Manager, Commercial Real Estate
CB Richard Ellis

EVP, Consumer & Small Bus. Western Division
Bank of America
Manager, Commercial Western Division
Vectra
Regional President, Small Business
Chase
Manager, Treasury Management
Bank Midwest

EVP, Commercial & Specialty Banking
Colorado Business Bank
Managing Director, Capital Finance
Colorado Business Bank
Director of Special Assets
Hillcrest Bank
Manager, Energy Banking
Bank of Choice

Risk

Chief Compliance Officer
FDIC
BSA Officer
Jefferson Wells/Western Alliance
Director of Security
Federal Bureau of Investigation

Chief Credit Officer
Bank of America
Director of Loan Operations
First National Bank of Kansas
Enterprise Risk Manager
JP Morgan Chase

Director of Enterprise Risk & Credit Admin
Hillcrest Bank
Director of Internal Audit
M&I Bank
Information Security Officer
Deloitte

Administration/Finance/Operations

Treasurer
M&I Bank
Chief Accounting Officer
Deloitte
Director of Management Reporting & Analysis
Jeppeson Sanderson, a Boeing Company

Director of Enterprise Technology
Commerce Bancshares
Director of Project Management Office
Hillcrest Bank
Director of Human Resources
JE Dunn Construction

Chief Marketing Officer
Bank of America
Director of Corp Development & Strategy
Goldman Sachs

7

National Bank Holdings CORPORATION

Our Objectives Leading Regional Community Bank Holding Company Scalable Operating Platform & Efficiencies Attractive Markets Disciplined Acquisitions Client-Centered, Relationship-Driven Enhanced Product Offerings Organic Growth Acquisition Growth Opportunistic Capital Management 8

Strategic Execution Highlights

Further Franchise Development

- Expanded product offerings
- Established Capital Finance Team
- Established Specialty Gov't and Non-Profit Banking Unit
- Enhancements to Small Business Banking
- Cultivating sales culture and service
- Expanded and repurposed sales force
- Built culture of accountability

Accelerated Organic Growth

- Over $911 million in loan originations (TTM) while maintaining strong credit quality
- Replacing high-yielding purchased loans with originated loans
- Growing strategic loan portfolio at 24% over prior year
- $108 million (43%) decrease from prior year in non-strategic loans
- 11% YOY growth in average DDA's

Managed Capital Opportunistically

- Repurchased $440 million (42% of outstanding shares) since early 2013[1]
- Successfully repurchased $100 million shares through tender offer
- Termination of the OCC operating agreement allowing flexibility of capital levels
- Disciplined acquirer with future opportunities
- Paid $400 million in distributions from Bank to HoldCo
- 5 cent quarterly dividend

Expanded Efficiency Initiatives

- Core system conversion in 2015 benefitting 2016 and beyond by $4-$5 million/year
- Aggressively reduced problem loan/OREO expenses
- Consolidated 8 banking and 32 retirement centers
- Reduced operating expenses by streamlining support/ operating functions
- Moving toward long term goal of <60% efficiency ratio

[1]As of 6-Nov-2015.

9

National Bank Holdings CORPORATION

NBHC Markets and Family of Brands Attractive and Growing Markets Denver KS Kansas City MO 49  53 banking centers  20 com n Kansas City  15 NBH specialty bankers  1.1% deposit market share across rs in Kansas Colorado  Ranks #6 in market share of Colorado headquartered banks banking center as, TX Source: SNL Financial. Deposit data as of 30-June-2015. 10 mercial bankers  Dallas Austin   42 banking centers  12 commercial bankers  3.2% deposit market share i MSA  Ranks #7 in banking cente City MSA  2 commercial and private locations in Austin and Dall  8 commercial bankers Banking Centers (97)

Our Markets are Attractive

Key Statistics by MSA

		U.S.		Denver, CO		Front Range		Kansas City, MO
Demographics	2016E Population (mm)	322.4		2.8		4.5		2.1
	Population CAGR ('16-'21E)	0.7 %	✓	1.5 %	✓	1.5 %		0.6 %
	2016E Median Household Inc.	$55.6K	✓	$66.7K	✓	$65.7K	✓	$59.0K
	Household Income Growth ('16-'21E) [1]	7.8 %	✓	8.2 %	✓	8.4 %		7.0 %
	# of Businesses (000's)	–		114.9		182.7		76.0
Economics	Unemployment Rate (Aug-15)	5.6 %	✓	3.6 %	✓	3.7 %	✓	5.2 %
	2014 Real GDP per Capita	$52.5K	✓	$61.9K	✓	$58.1K	✓	$54.1K
	Real GDP Growth ('09-'14)	10.3 %	✓	13.6 %	✓	14.1 %		8.1 %
	Home Price Index 5yr Δ [2]	11.3 %	✓	35.2 %	✓	32.1 %		5.7 %
	Building Permit 5yr CAGR ('09-'14)	12.2 %	✓	31.0 %	✓	31.6 %	✓	19.1 %
Banks	Branch Penetration (per 100k people)	28.8	✓	23.7	✓	23.2		34.0
	Top 3 Combined Deposit Market Share	51% [3]		53%		53%	✓	41%

✓ Equal or Better Than U.S. Average

Source: Federal Housing Finance Agency, SNL Financial, U.S. Bureau of Economic Analysis, U.S. Census
Note: "Front Range" statistics include populated weighted values for Denver, Boulder, Colorado Springs, Fort Collins, and Greeley MSAs. Deposit data as of 30-Jun-15. Front Range unemployment based on a weighted average of Aug-15 unemployment and 2016 population estimate for each MSA.
[1] HHI projections based on current dollar values (inflation adjusted).
[2] FHFA home price index based on quarterly transaction data as of 30-Jun-15.
[3] Based on Top 20 MSAs determined by population.

11

National Bank Holdings CORPORATION

Organic Loan Growth Strategy is Accelerating Total Loans (Total $ in billions) Inflection Point Strategic (Total $ in billions) Non-Strategic Strategic Loan Composition ($ in millions) Consumer 2% Commercial Related 70% $2,380 $2.5 $711 Agriculture 6% Owner Occupied CRE 14% $202 $179 $156 $143 8% 4QE11 4QE12 4QE13 4QE14 1QE15 2QE15 3QE15 4QE12 4QE13 4QE14 1QE15 2QE15 3QE15 Originated Purchased Originated Purchased New Loan Originations  Originated portfolio has excellent credit quality with 0.05% annualized non 310-30 net charge-offs YTD 2015 Relationship banking model with a focus on the markets we serve Loan growth inflection point achieved in 3Q13 Strategic loans grew 24% YoY from Q3 2014 Investments in commercial bankers adding value ($ in millions) $869     $43 FY12 FY13 FY14 1Q15 2Q15 3Q15 Commercial Related Consumer Related 12 $714 $157 $271$254 $434 $232 $712 $482 $206 $204 $36 $49 $228 $222 $211 $168 $350 $2.3$2.2$2.2 $2.3 $1.8$1.9$517$470 $771 $449 $2,116 $1,315 $428 $2,172 $1,961 $2,038 $272 $293 $318 $1,504 $1,122 $421 $604 $308

Loans Credit Quality ($2.5 Billion Outstanding) Portfolio Characteristics 2% 1% 9% Commercial & Industrial1, 54.1% Consumer, 28.6% YTD annualized non 310-30 net charge offs of 5 bps FY 2014 non 310-30 net charge-offs of 6 bps Commercial loans originated YTD: 6%  25% 6%   5% Average funding of $1.2 million Average commitment, including unused, of $1.5 million   5% 3% <1% Non Owner-Occupied CRE, 17.3% 1% Residential loans originated YTD:  4% Average FICO of 764 Average LTV of 60% Average funding per loan of $122k  3%  11%  1 Top 25 originated relationships:  Average funded balance of $17.5 million Average commitment of $21.7 million   Energy loans were 5.8% of total loans, 3.4% of earning assets  13 1Includes owner-occupied CRE.

$147 Million Energy Portfolio Energy Portfolio Profile     5.8% of loans, 3.4% of earning assets Decreased $28 million or 16% from prior year end Granular - $5.3mm avg. balance per relationship Energy Production and Midstream sectors are performing well with no non-performing loans Energy Services under stress and there are two non-performing clients with $12.1 million funded Client capital and liquidity, as well as loan structures, are mitigating continued stress from depressed oil and gas prices Energy Midstream 39% Energy Production 40%   Energy Production – Loans to companies engaged in exploration and production Prudent Energy Banking Approach Disciplined energy lending  Clients governed by borrowing base against proved reserves Clients hedging is expected to continue Average utilization of 48% against lines Most recent price deck has downside set at $34 for oil and $1.80 for natural gas      Clients selected based on strong balance sheets, low leverage and management quality All clients have been recently reviewed and we maintain monthly monitoring for clients in this sector  Energy Midstream – Loans to companies that engage in consolidation, storage and transportation of oil and gas    Well capitalized, low leverage Take or pay contracts, sustainable cash flows Secured by plant and equipment  Experienced energy banking team    Specialized and experienced bankers Specialized and experienced underwriters In-house petroleum geologist Energy Services – Companies that provide products and services to oil/gas companies   Asset-based lending structures Secured by accounts receivable, inventory, and equipment 14   

Credit Quality ($ in millions) Strong Credit Quality on $2.3 Billion of Non 310-30 Loans Attractive $221 Million of 310-30 Loan Pools Accretable Yield Reclassification Life-to-Date Net Charge-Offs Allowance for Loan Losses1 $ 225.5 $ 201.1 $ 24.4 1.06% .79% 1.00% .93% .92% .90% .80% Inc. in Accretable Yield (Recog. Over Time) Impairments ( 310-30 Provision) Net Economic Impact Non 310-30 Non-accrual1 Strong Credit Quality of Non 310-30 Loans Non Covered, Loans excluding Ag & Energy Services Energy Services Nonperforming Non 310-30 Originated Nonperforming Loans Loans excluding Ag & Energy Services as a % of Non Cov’d, Non 310-30 Loans Agriculture % of Non Covered, Non 310-30 Loans 1.2% Non-accrual TDRs on Non-accrual Non-accrual TDRs on Non-accrual 1.0% 0.7% 2.81% 0.5% 0.5% 0.9% 0.6% 0.5% $27.6 0.5% 1.82% 0.4% $2.0 $0.3 .31% .29% .15% 3QE14 4QE14 1QE15 2QE15 3QE15 YE12 YE13 YE14 1QE15 2QE15 3QE15 YE12 YE13 YE14 1QE15 2QE15 3QE15 15 1Does not include $6.0 million of purchase accounting marks. 1.13% .55% $17.4 $12.1 $17.1 $0.3$14.0 $9.5$10.2 $5.9 $0.2 $13.5 $9.2 $0.3 $9.9 $7.9 1.24% .68%.57%.58%.72% .27% .06%.04% .10% .02%

Growing Low Cost Transaction Accounts ($ in millions) Average Transaction Deposits & Repos Average Time Deposits Deposit Composition Demand & NOW Savings & MM Retail Time Jumbo Time 2,774 $4,201 $3,838 $3,766 $3,832 $3,875 $3,762 $2,520 $2,453 $2,402 $1,833 68% Non-Time YE12 YE13 YE14 1QE15 2QE15 3QE15 4Q12 4Q13 4Q14 1Q15 2Q15 3Q15 4Q12 4Q13 4Q14 1Q15 2Q15 3Q15 Cost of Deposits Time Deposit Maturity (3QE15) Maturity ($mm) % of Total Time Deposits 39% 0.64% 0.37% 0.37% 0.36% 0.35% 1% $14 <6 Months 6 Months - 1 Year 1 - 2 Years 2 - 3 Years 3 - 4 Years 4+ Years FY12 FY13 FY14 1Q15 2Q15 3Q15 0.56% 0.64% 0.82% 1.04% 1.48% 1.17% Rate 16 Avg 0.41% 29% $367 22% $282 5%4% $1,544 $1,376 $1,340 $1,295 $1,268 22% 58% Non-Time 15% 61% Non-Time 14% 64% Non-Time 13% 65% Non-Time 12% 66% Non-Time 12% 20% 33% 27% 25% 22% 21% $2,679 $2,721 $

Delivering on Commercial Banking Strategy Invested in Commercial Capabilities Team of 55 experienced commercial bankers Committed to consistent top-grading of bankers Established Capital Finance, Government and Non-Profit Banking specialty lines Industry expertise in energy, food and agriculture Built culture of accountability      Well-Positioned For Growth Loan origination momentum building: 2012: $228mm; 2013: $481mm; 2014: $712mm; YTD 2015: $601mm in commercial originations Third quarter 2015 commercial loan originations increased 31% over prior year Full treasury management capabilities Relationship banking driving non-interest bearing deposits Rolled out client interest rate swap program for clients      17

Delivering on Consumer & Small Business Banking Strategy Optimizing Banking Center Distribution Consolidated 8 banking and 32 retirement centers since 2012 Rolled out teller staffing efficiency model Consolidated management responsibilities Built culture of accountability     Well Positioned For Growth Launched consumer and small business relationship product suites Emphasis on growing small business deposits and loans Focus on increasing transaction accounts and client share of wallet Emphasis on residential mortgages (1st, 2nd and home equity loans/lines) Continue to invest in client facing talent      18

Disciplined Acquirer with Future Opportunities

M&A Focus

- Banks
- Specialty finance / asset generators
- Wealth management / trust
- Banking center networks
- Reasonable TBV dilution, earnings contribution, IRR criteria

Completed Acquisition of Pine River Valley Bank

- Strong Southwest Colorado markets with attractive fill-in locations
- Clean bank with $142mm in assets
- 1x TBV price, $9.5mm cash deployment, <2 year TBV earn-back
- Closed August 1, 2015 with a bargain purchase gain of $1.0mm

Well Positioned For Growth

- Positioned to consolidate targets along the I-25, I-70 and I-35 corridors across CO, KS and MO
- Excess capital of $100mm[1]
- Management team experienced with M&A

Target Geographies



70
70
70
35
35
25
49
CO
KS
MO

Potential In Footprint Acquisition Opportunities[2]

Asset Size Range	Total # of Banks	Total Assets ($bn)	# of Private Banks	Private Assets ($bn)
$1bn - $5bn	27	$ 54.3	18	$ 34.7
$500mm-$1bn	33	23.2	32	22.3
$250mm-$500mm	94	32.1	94	13.4
Total Opportunities	**154**	**$109.6**	**144**	**$70.4**

Source: SNL Financial
[1] Based on a target 9% tier 1 leverage ratio.
2 Financial information as of 30-Sep-2015. Includes opportunities in CO, KS, and MO.

19

National Bank Holdings CORPORATION

Financial Overview 20

Third Quarter 2015 Results Summary Total loans grew $194.6 million driven by $253.7 million of originations and the acquisition of Pine River. Excluding Pine River, total loans grew $131.7 million, or 22.4% annualized.   Annualized non 310-30 net charge-offs were only 0.02% of average non 310-30 loans. Non-performing loans increased $13.6 million and resulted in a non-performing loan to total loans ratio of 1.14%.    Successfully exited $13.1 million, or 33.1% annualized, of the remaining non-strategic loan portfolio. Added a net $0.8 million to accretable yield for the acquired loans accounted for under ASC 310-30. Average transaction deposits increased $43.7 million or 7.0% annualized, excluding $66.3 million from Pine River. The strong transaction deposit growth coupled with lower time deposits resulted in a two basis point lowering of the cost of deposits.  Net interest income totaled $38.7 million, a $0.2 million decrease from the prior quarter. The quarterly decrease was primarily driven by lower levels of higher-yielding purchased loans.  FDIC loss-share related non-interest income totaled a negative $5.8 million, primarily related to non-cash amortization of the FDIC indemnification asset.    Banking fee income totaled $6.8 million, a $0.4 million or 22.6% annualized increase from the prior quarter. Non-interest expense totaled $38.7 million, decreasing $1.7 million or 4.2% from the prior quarter. Repurchased 4.8 million shares during the third quarter, or 13.6% of outstanding shares, at a weighted average price of $19.88. Since early 2013, 22.1 million shares have been repurchased, or 42.3% of then outstanding shares.  At September 30, 2015, tangible common book value per share was $18.31 before consideration of the excess accretable yield value of $1.11 per share.  Completed the acquisition of Pine River on August 1, 2015 for $9.5 million cash. The acquisition resulted in a $1.0 million bargain purchase gain. Assets and liabilities recorded at fair value included cash and investments of $64.2 million; loans of $64.3 million; and deposits of $130.1 million. Note: Please refer to the appendix for a reconciliation of non-GAAP financial metrics. 21

On the Path to 1% ROATA

Accounting "noise" is burning-off:

- **Significant impact of non-cash FDIC indemnification asset amortization charges is burning-off**
- **Aggressively resolving acquired problem assets**
- **FDIC loss-sharing agreements terminated during Q4 2015**

Will be left with:

- **Growing loan portfolio with good credit quality**
- **More traditional balance sheet mix**
- **Leaner operating cost structure**

Reported and Adjusted[1] ROATA



0.64%
0.56%
0.38%
0.45%
0.26%
0.11%
YTD 3Q14
YTD 3Q15
Reported
Adjusted

Reported and Adjusted[1] Diluted EPS



$0.47
$0.50
$0.31
$0.46
$0.16
$0.04
YTD 3Q14
YTD 3Q15
Reported
Adjusted

Adjusted[1] Efficiency Ratio FTE



86.09%
72.32%
90.83%
74.14%
YTD 3Q14
YTD 3Q15
Reported
Adjusted

Note: Please refer to the appendix for a reconciliation of non-GAAP financial metrics.

[1] Adjusted calculations exclude the impacts of FDIC indemnification asset amortization, other FDIC loss sharing income (loss), gain on recoveries of previously charged-off acquired loans, OREO related write-ups and other income, OREO expenses, problem loan expenses, warrant income/expense, contract termination expenses, core system conversion-related expenses, acquisition-related one time expenses, banking center closure related expenses, bargain purchase gain and the applicable tax impacts.

22

National Bank Holdings CORPORATION

Low-Risk Balance Sheet Marked and Covered Loan Portfolio Total Assets ($ in billions) ($ in millions) Non 310-30 Loans $2,302mm 91% Loans Investment Securities Cash Other Assets $5.4bn $4.9bn $5.0bn $4.8bn $4.8bn $4.8bn 5% Covered $27 Non-Covered $201 Covered $128 Non-Covered $93 310-30 Loan Pools $221mm 9% 4Q12 4Q13 4Q14 1Q15 2Q15 3Q15 Total Loans: $2.5bn  Acquisition Marked & Covered 6% 43% of total assets are in cash, securities (low-risk, high-quality agency residential MBS and CMOs), and covered loans Low risk-weighted assets to average assets ratio of 61% 97% of total liabilities composed of client deposits and repos Capital is strictly composed of common equity    Loan Portfolio    18% of portfolio was fair value marked at acquisition $155mm, or 6%, is covered by FDIC loss share 9% are in accounting loan pools that are re-measured quarterly Note: Data as of 30-Sep-15. 23 9% 8% 7% 7% 7% 10% 6% 37% 14% 50% 42% 38% 38% 43% 53% 49% 45% 44% 38% 34% 8%

Covered Assets ($ in millions) Covered Assets Strong Covered Asset Performance Quarterly valuations continue to show cash flow improvements in covered assets  $654 $46  Most covered loans accounted for under ASC 310-30; yielding 19.50% in 3Q15 $348 $212 $188 $180  $166 FDIC loss-sharing agreements terminated during Q4 2015 $16 1 YE12 YE13 YE14 1QE15 2QE15 3QE15 Loans OREO FDIC Indemnification Asset FDIC Loss-Share Related 1 $36.6 $87 $18 $6.2 $5.8 YE12 YE13 YE14 1QE15 2QE15 3QE15 2013 2014 1Q15 2Q15 3Q15 1 Other FDIC Loss-Share Related Income includes loss share income/(expense), clawback accretion, and sharing of OREO gains/losses. 24 $64 $39 $28$23 $16.2 $8.5 $39 $18 $13 $1

Conservative Investment Portfolio ($ in millions) Investments by Asset Class1 (3Q15) 1%  100% of portfolio AAA rated or U.S. agency backed2 Stable duration of 3.3 years OCI fluctuations minimized by 26% of portfolio in Held-To-Maturity As of September 30, 2015 AOCI was $8.7 million gain, net of tax Using cash flows to fund loan growth Mortgage Backed Securities - Fixed Rate   Mortgage Backed Securities - ARMs Collateralized Mortgage Obligations - Fixed Rate  Collateralized Mortgage Obligations - Floating Rate  Portfolio Summary1 31-Dec14 31-Mar 15 30-Jun 15 30-Sep 15 Book Value Available-for-Sale Held-to-Maturity "Locked-in" Gains (HTM) $ 1,484 516 15 $1,407 490 14 $1,322 459 13 $1,241 433 12 Total Book Value $ 2,015 $1,911 $1,794 $1,686 Available-for-Sale Unrealized Gains / (Losses) Held-to-Maturity Unrealized Gains / (Losses) (5) 4 6 7 (5) 4 3 5 Fair Market Value of Portfolio $ 2, 014 $1,924 $1,793 $1,694 Portfolio Yield (Spot) 2.13% 2.13% 1.92% 2.13% Portfolio Duration 3.2 3.1 3.5 3.3 Weighted-Average Life 3.4 3.3 3.7 3.5 ¹ Excludes $27mm, $27mm, $27mm, and $27mm of FHLB / FRB stock as of 31-Dec-14, 31-Mar-15, 30-Jun-15, and 30-Sep-15 respectively. ² AAA rated by Moody’s, AAA by Fitch, and AA+ by S&P. 25

Net Interest Income Sensitivity NBHC Balance Sheet Positioned to Benefit From Rising Rate Environment Net Interest Income Change1 8.0% 4.72% 4.0% 0.0% (4.0)% -50 bps +100 bps +200bps Interest Rate Shock . 1 12-month simulated net interest income impact using management projected balance sheet and an immediate parallel shift in the yield curve. Rate risk measures are adjusted to reflect less excess cash as a result of reducing excess capital to 9% leverage ratio. 26 % Change 5.17% 2.94%2.97% (0.88)% (1.75)% 31-Dec-1430-Sep-15

P&L Metrics ($ in millions) Net Interest Income Replacing High-Yielding Purchased Loans with Originations Net Interest Margin1 $179.0 $170.2 3.85% 3.81% FY13 FY14 1Q15 2Q15 3Q15 FY13 FY14 1Q15 2Q15 3Q15 Strong Yields on Loan Portfolio Reported and Adjusted Non-Interest Income2 19.4% 19.50% 19.32% 19.05% 18.2% 15.1% 15.9% 14.4% $ 30.2 $ 30.4 $(0.5) 1Q15 $(1.7) FY14 FY13 FY14 1Q15 2Q15 3Q15 FY13 2Q15 3Q15 1 Non 310-30 Loans 310-30 Loans Non-interest income Adjusted NII Adj. Fee Income Ratio Note: Please refer to the appendix for a reconciliation of non-GAAP financial metrics. ¹ Presented on a fully taxable equivalent basis using the statutory rate of 35% beginning in 2014. The tax equivalent adjustments included for FY14, 1Q15, 2Q15, and 3Q15 were $930, $395, $550, and $822 thousand, respectively. 2Adjusted non-interest income excludes gain on sale of securities, FDIC indemnification asset amortization, FDIC loss sharing income (expense), gain on previously charged-off acquired loans and OREO related write-ups and bargain purchase gain. 27 $ 20.2 $ 7.4$ 8.7$ 8.3 $ 2.7 $ 3.8 16.82% 4.16% 4.23% 4.02% 12.35% 4.41% 5.50% 3.59% 3.53%3.54% $39.5$38.8$38.7

($ in millions) Expenses Annual Quarterly $47 $45 $44 $210 $40 $39 $4 $0 $40 $7 $38 $39 $0 $37 $33 $3 $2 $1 $0 $2 $3 $5 $6 $(2) $(2) FY12 FY13 FY14 1Q15 Annualized 2Q15 Annualized 3Q15 Annualized 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Operating Problem Loan / OREO Other¹ Operating Problem Loan / OREO Other¹ Efficiency Actions Taken Consolidated 8 banking and 32 retirement centers, shifting focus toward core traditional banking centers Continued bank-wide operational streamlining Managed down problem loan/OREO expenses 3Q15 total non-interest expenses down 4% from prior quarter Core system annual savings of $4-$5mm/yr resulting from 2015 conversion Operating Improvement Initiatives Continuous improvement focus <60% long-term efficiency ratio goal Banking center optimization Improving client experience Enhancing operational efficiencies Reducing discretionary spending Core system conversion in 2015 benefiting 2016             1 Other expenses include: IPO expenses, banking center closure charges, contract termination accrual, core system conversion-related expenses, acquisition-related expenses and change in fair value of warrant liability. 28 $29 $184 $17 $4$162 $150$149$7$153 $174 $163 $151 $1 $149 $2 $150 $144 $3 $2 $3$2 $4$2 $1 $(1)$(1)$(1) $(0) $(9)

Looking Ahead 29

Organic Earnings Potential Path to 1% ROATA Target ROATA of 1.00% YTD 3Q 2015¹ FDIC Accounting Noise & Workout Expenses Organic Growth Non-Strategic Loans & Investment Securities Pro Forma production  Fee business 1Please refer to the appendix for a reconciliation of non-GAAP financial metrics. 2Represents 3Q15 YTD adjustments to ROATA. 30 Ramp-up of loan Maintain low cost of funds initiatives Strong credit quality Maintain focus on expenses  FDIC indem asset negative amortization ending in Q4 2015  FDIC loss share ending  Reduction in work-out expenses Higher yielding acquired loans run-off Securities run-off reinvested into loans 0.56%1,2 0.11% 0.45%

Key Financial Targets Fully Levered Targets ~$8bn–$10bn Assets Efficiency Ratio <60% ROATA ≥1.00% ROATCE 12%–14% Dividend Payout Ratio 25% Tier 1 Leverage 9% 31

Investment Highlights Disciplined focus on building meaningful scale and market share in attractive markets Successfully rebuilding failed banks with organic growth strategy:   Strong loan growth momentum:  3Q 2015 originations of $254mm, increase of 25% over prior year. YTD originations of $729mm Originations of $869mm in FY 2014, $714mm in FY 2013 and $434mm in FY 2012   Replacing high-yielding purchased loans with originated loans Profitability emerging through the diminishing FDIC loss-share accounting “noise” and OREO/problem loan workout costs   YTD 2015 adjusted ROATA of 0.56%1 Goal of 1% ROATA Expertise in mergers and acquisitions with future opportunities        Single, scalable operating platform capable of handling future growth Attractive low-risk profile Demonstrated opportunistic manager of capital Experienced and respected management team and board of directors 32 1Please refer to the appendix for a reconciliation of non-GAAP financial measures.

Appendix 33

NBHC Management Team 34 Tom Metzger Chief of Enterprise Technology & Integration & President, Bank Midwest & Hillcrest Bank (42 years in banking)  Bank president and chief risk officer and group EVP of Citizens Financial Group  Executive roles at US Bank, Firstar Bank and Mercantile Bank Zsolt Bessko Chief Administrative Officer & General Counsel (19 years in legal and banking)  Partner with law firm Stinson Leonard Street LLP  Executive Vice President, General Counsel and Secretary at Guaranty Bancorp Richard Newfield Chief Risk Management Officer (30 years in banking)  Head of Business Services Credit at Regions Financial  Senior roles in risk management, credit, commercial banking, global bank debt and corporate marketing at Bank of America Brian Lilly Chief Financial Officer & Chief of M&A and Strategy (35 years in banking)  Vice Chairman and Chief Operating Officer at F.N.B. Corporation  Corporate strategic planning, line-of-business and geographic Chief Financial Officer roles at PNC Tim Laney Chairman, President & Chief Executive Officer (33 years in banking)  Head of Business Services at Regions Financial, where he also led the transformation of wholesale lines of business  Senior management roles in small business, commercial banking, private banking, corporate marketing and change management, and Management Operating Committee member at Bank of America; also served as President, Bank of America, Florida

Accomplished Board of Directors Name Title Past Experience Tim Laney Chairman, President and CEO Lead Director / Chairman of the Audit and Risk Committee Ralph Clermont  Managing Partner of the St. Louis office of KPMG LLP Frank Cahouet Director   Senior Managing Director at Ernst & Young Corporate Finance LLC Co-Chair of Gibson, Dunn & Crutcher LLP’s banking practice Director / Chairman of the Nominating and Governance Committee Robert Dean Fred Joseph Director   Chair of Global Corporate Practice of Weber Shandwick CEO of Boston Communications Company Micho Spring Director Compensation Committee  President and Chief Executive Officer of First Federal Savings Bank 35 Burney WarrenDirector / Chairman of the EVP and Director of Mergers and Acquisitions of BB&T  Banking and Securities Commissioner for the State of Colorado  President of the North American Securities Administrators Association  Chairman, President and Chief Executive Officer of Mellon Financial  President and Chief Operating Officer of Fannie Mae  Senior EVP and Head of Business Services of Regions Financial  EVP and Management Operating Committee at Bank of America

Reconciliation of Non-GAAP Measures

($ in millions)

	As of and for the Three Months Ended			As of and for the Nine Months Ended	
	30-Sep-14	30-Jun-15	30-Sep-15	30-Sep-14	30-Sep-15
Net income (loss)	$ 3.3	$ (1.3)	$ 1.6	$ 6.9	$ 1.5
Add: impact of core deposit intangible amortization expense, after tax	0.9	0.8	0.9	2.4	2.5
Net income (loss) adjusted for impact of cored deposit intangible amortization expense, after tax	$ 4.2	$ (0.5)	$ 2.5	$ 9.3	$ 4.0
Average assets	$ 4,854.8	$ 4,868.8	$ 4,819.5	$ 4,881.9	$ 4,867.4
Less: average goodwill and intangible assets	72.8	67.6	66.6	74.1	67.5
Average tangible assets (non-GAAP)	$ 4,782.0	$ 4,801.2	$ 4,752.9	$ 4,807.8	$ 4,799.9
Average shareholders' equity	$ 849.4	$ 742.1	$ 663.2	$ 878.2	$ 728.2
Less: average goodwill and intangible assets	72.8	67.6	66.5	74.1	67.5
Average tangible common equity (non-GAAP)	$ 776.6	$ 674.5	$ 596.7	$ 804.1	$ 660.7
Return on average assets	0.27%	(0.11)%	0.13%	0.19%	0.04%
Return on average tangible assets (non-GAAP)	0.34%	(0.04)%	0.21%	0.26%	0.11%
Return on average equity	1.56%	(0.72)%	0.98%	1.05%	0.28%
Return on average tangible common equity (non-GAAP)	2.12%	(0.31)%	1.64%	1.55%	0.81%
Interest income	$ 45.5	$ 42.5	$ 42.3	$ 138.4	$ 127.9
Add: impact of taxable equivalent adjustment	0.2	0.6	0.8	0.6	1.8
Interest income, fully taxable equivalent (non-GAAP)	$ 45.7	$ 43.1	$ 43.1	$ 139.0	$ 129.7
Net interest income	$ 41.9	$ 38.9	$ 38.7	$ 127.7	$ 117.0
Add: impact of taxable equivalent adjustment	0.3	0.5	0.8	0.6	1.8
Net interest income, fully taxable equivalent (non-GAAP)	$ 42.6	$ 39.4	$ 39.5	$ 128.3	$ 118.8
Average earning assets	$ 4,453.8	$ 4,476.9	$ 4,423.3	$ 4,464.4	$ 4,469.7
Yield on earning assets	4.05%	3.81%	3.79%	4.14%	3.83%
Yield on earning assets, fully taxable equivalent (non-GAAP)	4.07%	3.86%	3.87%	4.16%	3.83%
Net interest margin	3.73%	3.48%	3.47%	3.82%	3.50%
Net interest margin, fully taxable equivalent (non-GAAP)	3.75%	3.53%	3.54%	3.84%	3.55%

36

National Bank Holdings CORPORATION

Reconciliation of Non-GAAP Measures (cont'd)

($ in millions)

	As of and for the Three Months Ended			As of and for the Nine Months Ended	
	30-Sep-14	30-Jun-15	30-Sep-15	30-Sep-14	30-Sep-15
Net interest income	$ 41.9	$ 38.9	$ 38.7	$ 127.7	$ 117.0
Add: impact of taxable equivalent adjustment	0.2	0.5	0.8	0.6	1.8
Adjusted net interest income, fully taxable equivalent (non-GAAP)	$ 42.1	$ 39.4	$ 39.5	$ 128.3	$ 118.8
Non-interest income (expense)	$ 1.6	$ 2.7	$ 3.8	$ 3.4	$ 6.0
FDIC indemnification asset amortization	6.3	7.3	5.8	19.8	20.8
FDIC loss sharing income (expense)	0.9	(1.1)	0.0	2.6	(0.3)
Gain on sale of previously charged-off acquired loans	(0.1)	(0.1)	(0.1)	(0.7)	(0.2)
Impact of OREO related write-ups and other income	(0.8)	(0.2)	(0.2)	(2.8)	(0.9)
Bargain purchase gain	-	-	(1.0)	-	(1.0)
Adjusted non-interest income (non-GAAP)	$ 7.9	$ 8.6	$ 8.3	$ 22.3	$ 24.4
Non-interest expense adjusted for core deposit intangible asset amortization	$ 36.6	$ 39.0	$ 37.3	$ 112.9	$ 111.8
Impact of change in fair value of warrant liabilities	1.3	(0.5)	0.5	2.7	0.4
Other real estate owned (expenses) income	(0.6)	(0.4)	(0.5)	(3.6)	(0.5)
Problem loan expenses	(1.3)	(0.7)	(1.1)	(3.0)	(2.7)
Banking center closure related expenses	-	(1.1)	-	-	(1.1)
Conversion related expenses	-	(0.2)	(0.7)	-	(1.2)
Acquisition related expenses	-	-	(0.5)	-	(0.5)
Adjusted non-interest expense (non-GAAP)	$ 36.0	$ 36.1	$ 35.0	$ 109.0	$ 106.2
Efficiency ratio	84.22%	93.88%	87.93%	86.09%	90.83%
Efficiency ratio (fully taxable equivalent) (non-GAAP)	83.78%	92.66%	86.25%	85.69%	89.55%
Adjusted efficiency ratio (fully taxable equivalent) (non-GAAP)	72.10%	75.14%	73.25%	72.32%	74.14%

	FY13	FY14
Non-interest income	$ 20.2	$ (1.7)
Add: FDIC indemnification asset amortization	19.0	27.7
Add: FDIC loss sharing income (expense)	(2.8)	8.9
Less: gain on sale of previously charged-off acquired loans	(1.4)	(0.7)
Less: impact of OREO related write-ups and other income	(4.8)	(3.8)
Adjusted non-interest income (non-GAAP)	$ 30.2	$ 30.4

37

National Bank Holdings CORPORATION

Reconciliation of Non-GAAP Measures (cont'd)

($ in millions, except per share)

	As of and for the Three Months Ended			As of and for the Nine Months Ended	
	30-Sep-14	30-Jun-15	30-Sep-15	30-Sep-14	30-Sep-15
Adjustments to diluted earnings per share:					
Income (loss) per share - diluted	$ 0.08	$ (0.04)	$ 0.05	$ 0.16	$ 0.04
Adjustments to diluted earnings per share (non-GAAP)[1]	0.09	0.20	0.12	0.31	0.46
Adjusted diluted earnings per share (non-GAAP)	$ 0.17	$ 0.16	$ 0.17	$ 0.47	$ 0.50
Adjustments to return on average tangible assets:					
Annualized adjustments to net income (non-GAAP)[1]	$ 15.1	$ 28.9	$ 15.1	$ 18.4	$ 21.6
Divided by: average tangible assets (non-GAAP)	4,782	4,801	4,753	4,808	4,800
Adjustments to return on average tangible assets (non-GAAP)	0.32%	0.60%	0.31%	0.38%	0.45%
Return on average tangible assets (non-GAAP)	0.34%	(0.04)%	0.21%	0.26%	0.11%
Adjusted return on average tangible assets (non-GAAP)	0.66%	0.56%	0.52%	0.64%	0.56%
Adjustments to net income:					
Net income (loss)	$ 3.3	$ (1.3)	$ 1.6	$ 6.9	$ 1.5
Adjustments to net income (non-GAAP)[1]	3.8	7.2	3.8	13.7	16.2
Adjusted net income (non-GAAP)	$ 7.1	$ 5.9	$ 5.4	$ 20.6	$ 17.7
(1) Adjustments					
Non-interest income adjustments:					
FDIC indemnification asset amortization	$ 6.3	$ 7.3	$ 5.8	$ 19.8	$ 20.8
Other FDIC loss sharing (income) expense	0.9	(1.1)	0.0	2.6	(0.3)
Gain on recoveries of previously charged-off acquired loans	(0.1)	(0.1)	(0.1)	(0.7)	(0.2)
OREO related write-ups and other income	(0.8)	(0.2)	(0.2)	(2.8)	(0.9)
Bargain purchase gain	-	-	(1.0)	-	(1.0)
Total non-interest income adjustments (non-GAAP)	$ 6.3	$ 5.9	$ 4.5	$ 18.9	$ 18.4
Non-interest expense adjustments					
Other real estate owned (expenses) income	$ (0.6)	$ (0.4)	$ (0.5)	$ (3.6)	$ (0.5)
Problem loan expenses	(1.3)	(0.7)	(1.1)	(3.0)	(2.7)
Warrant change	1.3	(0.5)	0.5	2.7	0.4
Banking center closure related expenses	-	(1.1)	-	-	(1.1)
Conversion related expenses	-	(0.2)	(0.7)	-	(1.2)
Acquisition related expenses	-	-	(0.5)	-	(0.5)
Total non-interest expense adjustments (non-GAAP)	$ (0.6)	$ (2.9)	$ (2.3)	$ (3.9)	$ (5.6)
Pre-tax adjustments	6.9	8.8	6.8	22.8	24.0
Collective tax expense impact	(3.1)	(1.6)	(3.0)	(9.1)	(7.8)
Adjustments to net income (non-GAAP)	$ 3.8	$ 7.2	$ 3.8	$ 13.7	$ 16.2

38

National Bank Holdings CORPORATION